Simmons First National Corporation

NASDAQ-GS: SFNC

Acquisition of Liberty Bancshares, Inc.

May 28, 2014

LIBERTY BANCSHARES, INC

Forward-Looking Statement

Statements contained in this presentation that are not historical facts should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward- looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non- interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Forward looking statements regarding the Liberty Bancshares, Inc. acquisition are based on currently available information. Actual results could differ materially after the consummation of this acquisition. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

Strategic Acquisition

Financially Attractive

- Meaningful EPS accretion
- Internal rate of return ~19%
- Accretive to tangible book value in ~3.25 years
- Pro forma total assets of $7.8 billion

Low Risk Profile

- Similar cultures and operating styles
- Familiar markets
- Retention of local management team
- Comprehensive due diligence process
- Strong pro forma capital ratios

Strategic Value

- Fills in our out-of-state operations with excellent operators and risk managers
- Leverages existing branch network and adds scale beyond Arkansas

Transaction Overview

Structure	Simmons First National Corporation ("Simmons First") to acquire 100% of Liberty Bancshares, Inc.'s ("Liberty") stock. Liberty will be merged into Simmons First
Purchase Price	$207 million
Required Approval	Customary regulatory and shareholder approvals
Expected Closing	4th Quarter 2014

Key Transaction Assumptions

Cost Savings	**30%** of Liberty's 2013 non-interest expense • ~$9.7 million pre-tax • 50% phased-in in 2015; 100% thereafter
One-time Merger Related Cost	~$6.8 million after-tax
Loan Mark	**$18.1 million or 2.2% of loans** **2.0 x NPL's or 160% of ALLL**
Other Marks	$2.5 million to Fixed Assets $0.6 million to Unfunded Commitments $0.1 million to FHLB Borrowings
Operation	Liberty will be merged into Simmons First
System Conversion	Expected in 1st quarter of 2015

Financial Impact

- **Meaningful EPS Accretion:**
  - **2015: ~3% after Community First (5% before)**
  - **2016 and thereafter: ~5% after Community First (9% before)**
- **Internal Rate of Return ~19%**
- **Estimated TBV Impact:**
  - Earn back period ~3.25 years
- **Pro Forma Capital:**

– TCE / TA	7.3%
– Tier 1 Leverage Ratio	8.7%
– Tier 1 Risk-Based Capital Ratio	13.7%
– Total Risk-Based Capital Ratio	14.3%

Overview of Liberty

Liberty Footprint



Kirksville
Springfield
Topeka
Kansas City
Olathe
Overland Park
St Louis
Jefferson City
MISSOURI
Poplar Bluff
Sikeston

Liberty Overview

- **Founded in 1995**
- **Headquartered in Springfield, MO**
- **Operates 23 branches in Missouri through Liberty Bank**
- **10th largest bank headquartered in Missouri by deposits**
- **#1 SBA Lending Bank in the State of Missouri for the 2nd consecutive year**

Financial Highlights	
Headquarters	Springfield, MO
Year Established	1995
Branches	23
CEO	Gary E. Metzger
Total Assets	$1,062.3
Deposits	885.1
Total Loans	810.8
Loans / Deposits	91.6 %
% Core Deposits	92.4
ROAA	1.48 %
ROAE	16.67
Net Interest Margin	4.48
Efficiency Ratio	55.6
NPAs / Assets	1.08 %
NPAs / Loans + OREO	1.41
Reserves / NPLs	116.3
Reserves / Loans	1.39
TCE / TA	9.22 %
Leverage Ratio	11.24
Tier 1 Capital Ratio	16.80
Total Capital Ratio	18.06

Note: Data as of the twelve months ended March 31, 2014; dollars in millions
Source: SNL Financial

Executive Management

LIBERTY BANCSHARES, INC

Executive	Position	Years in Banking
Gary Metzger	Founder, Chairman & Chief Executive Officer	38
Garry Robinson	President & Chief Operating Officer	29
Caroline Butler	Vice President, Chief Financial Officer	13
Dax Chance	Senior Vice President, Director of Operations	16
Larry Clos	Senior Vice President, Risk Manager	40

Historical Financials

Dollars in thousands	For the Year Ended December 31,				
	2010	2011	2012	2013	1Q'14
Balance Sheet					
Total Assets	$974,049	$1,094,161	$1,064,618	$1,072,696	$1,062,257
Total Loans	850,653	889,471	862,186	803,794	810,847
Deposits	796,132	919,032	920,761	902,639	885,097
Tangible Common Equity	56,861	65,762	82,289	93,317	97,538
Selected Operating Ratios					
Net Income	$12,474	$13,796	$14,107	$15,201	$4,315
ROAA	1.30 %	1.31 %	1.34 %	1.43 %	1.64 %
ROAE	16.11	15.75	14.62	16.57	17.40
Net Interest Margin	4.30	4.52	4.64	4.53	4.44
Efficiency Ratio	50.75	48.15	50.07	55.70	56.46
Asset Quality					
NPAs / Assets	1.06 %	1.83 %	1.00 %	1.21 %	1.08 %
NPAs / Loans + OREO	1.21	2.23	1.23	1.61	1.41
Reserves / Total Loans	1.32	1.34	1.38	1.45	1.39
NCOs / Avg. Loans	0.61	0.73	0.90	0.30	0.19
Captial Ratios					
Tangible Common Equity / Tangible Assets	5.9 %	6.0 %	7.8 %	8.7 %	9.2 %
Tier 1 Leverage Ratio	10.4	9.9	9.9	10.7	11.2
Tier 1 Ratio	13.5	14.2	13.9	16.4	16.8
Total Risk-Based Capital Ratio	14.8	15.5	15.2	17.6	18.1

Source: SNL Financial

Expansion in Springfield MSA



Fort Scott
Nevada
Stockton
Richland
Bolivar
Buffalo
Lebanon
Fort Leonard Wood
Lamar
Pittsburg
Jasper
Greenfield
Fair Grove
Marshfield
Willard
Springfield
Hartville
Joplin
Mount Vernon
Nixa
Ozark
Neosho
Monett
Ava
Galena
Swan
Cassville
Mark Twain National Forest
Branson
Pineville
Gainesville
Lampe
Gravette
Bentonville
Berryville
Bull Shoals
Siloam Springs
Springdale
Harrison
Gassville
Fayetteville
Calico Rock
Westville
Jasper
West Fork
Marshall
Mountain View

SFNC Branches

Liberty Branches

Market Highlights

- Springfield's Economic Area reaches more than one million people
- The health care sector employs ~30,000 people and provides an annual economic impact of $4.5 billion
- Acquisition fills out existing footprint with a high performing bank with strong community ties

Rank	Bank	Branches	Deposits ($mm)	Market Share (%)
	Springfield, MO MSA			
1	Commerce Bancshares Inc.	12	1,180	14.67
2	Great Southern Bancorp Inc.	22	995	12.37
3	Central Bancompany Inc.	21	908	11.29
	Pro Forma	**11**	**517**	**6.42**
4	Guaranty Federal Bcshs Inc.	9	513	6.38
5	**Liberty Bancshares Inc.**	**10**	**508**	**6.32**
6	Bank of America Corp.	6	350	4.35
7	U.S. Bancorp	13	307	3.82
8	BancorpSouth Inc.	6	298	3.70
9	Springfield Bancshares Inc.	1	270	3.36
10	Marshfield Investment Co.	7	225	2.80
39	**Simmons First National Corp.**	**1**	**8**	**0.10**
	Market Totals	**191**	**8,044**	**100.00**

Source: SNL Financial, Springfield Regional Economic Partnership, U.S. Dept. Of Commerce, and BEA
Note: Deposit data as of June 30, 2013; Economic Area as defined by the BEA

Pro Forma Demographics

Projected Population Growth %
(2013 – 2018)


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.27%
3.05%
3.45%
2.18%
2.38%
SFNC
Liberty
Arkansas
Missouri
Pro Forma

Projected Median Household Income Growth %
(2013 – 2018)


20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
16.8%
17.1%
17.6%
17.8%
16.8%
SFNC
Liberty
Arkansas
Missouri
Pro Forma

Source: SNL Financial
Note: SFNC pro forma for recent Delta Trust and Community First acquisitions

Pro Forma Markets

Rank	Bank	Branches	Deposits ($mm)	Market Share (%)
Pro Forma Markets				
1	Bank of America Corp.	158	20,520	10.36
2	Regions Financial Corp.	247	16,734	8.44
3	Commerce Bancshares Inc.	98	12,036	6.07
4	First Horizon National Corp.	99	11,947	6.03
5	U.S. Bancorp	213	10,320	5.21
6	SunTrust Banks Inc.	98	8,084	4.08
7	UMB Financial Corp.	48	8,032	4.05
8	Arvest Bank Group Inc.	135	6,699	3.38
	Pro Forma	**169**	**6,560**	**3.31**
9	**Simmons First National Corp.**	**146**	**5,663**	**2.86**
10	Central Banco. Inc.	70	3,526	1.78
11	Home BancShares Inc.	80	3,509	1.77
12	First Security Bancorp	68	2,982	1.50
13	Pinnacle Financial Partners Inc.	18	2,954	1.49
14	INTRUST Financial Corp.	31	2,709	1.37
15	Capitol Federal Financial Inc.	28	2,683	1.35
35	**Liberty Bancshares Inc.**	**23**	**896**	**0.45**
	Market Totals	**3,344**	**198,162**	**100.00**

Source: SNL Financial
Note: Includes counties where the pro forma institution has a presence
Deposit data as of June 30, 2013

Pro Forma Loan Composition

SFNC



11.6%
0.1%
7.8%
2.4%
10.9%
24.9%
42.3%

Loans ($000)		
Construction	$298,983	7.8%
Single-Family Residential	951,351	24.9%
Commercial Real Estate	1,618,141	42.3%
Commercial	418,545	10.9%
Agricultural	91,699	2.4%
Consumer	443,432	11.6%
Other	2,865	0.1%
Total	$3,825,016	100.0%

MRQ Yield on Total Loans:	6.16%

Liberty



0.9%
2.1%
0.9%
5.3%
15.2%
29.3%
46.2%

Loans ($000)		
Construction	$43,118	5.3%
Single-Family Residential	237,585	29.3%
Commercial Real Estate	374,855	46.2%
Commercial	123,311	15.2%
Agricultural	7,017	0.9%
Consumer	17,289	2.1%
Other	7,672	0.9%
Total	$810,847	100.0%

MRQ Yield on Total Loans:	5.65%

Pro Forma[1]



9.9%
0.2%
7.4%
2.1%
11.7%
25.6%
43.0%

Loans ($000)		
Construction	$342,101	7.4%
Single-Family Residential	1,188,936	25.6%
Commercial Real Estate	1,992,996	43.0%
Commercial	541,856	11.7%
Agricultural	98,716	2.1%
Consumer	460,721	9.9%
Other	10,537	0.2%
Total	$4,635,863	100.0%

(1) Excludes purchase accounting adjustments
Source: SNL Financial, Company Documents
Note: Data as of March 31, 2014; SFNC pro forma for recent Delta Trust and Community First acquisitions

Pro Forma Deposit Composition

SFNC



14.9%
19.3%
14.9%
50.9%

Deposits ($000)		
Non-Interest Bearing Transaction	$1,097,229	19.3%
Interest Bearing Transaction & Savings	2,891,374	50.9%
Time Less than $100,000	849,183	14.9%
Time Greater than $100,000	847,765	14.9%
Total Deposits	$5,685,551	100.0%

MRQ Cost of Total Deposits:	0.36%

Liberty



7.6%
7.5%
16.4%
68.5%

Deposits ($000)		
Non-Interest Bearing Transaction	$66,374	7.5%
Interest Bearing Transaction & Savings	606,382	68.5%
Time Less than $100,000	144,908	16.4%
Time Greater than $100,000	67,433	7.6%
Total Deposits	$885,097	100.0%

MRQ Cost of Total Deposits:	0.34%

Pro Forma(1)



13.9%
17.7%
15.1%
53.2%

Deposits ($000)		
Non-Interest Bearing Transaction	$1,163,603	17.7%
Interest Bearing Transaction & Savings	3,497,756	53.2%
Time Less than $100,000	994,091	15.1%
Time Greater than $100,000	915,198	13.9%
Total Deposits	$6,570,648	100.0%

(1) Excludes purchase accounting adjustments
Source: SNL Financial, Company Documents
Note: Data as of March 31, 2014; SFNC pro forma for recent Delta Trust and Community First acquisitions

Credit Due Diligence

- Comprehensive credit due diligence process to review Liberty's loan and OREO portfolios
- Experienced loan review team, which has a good understanding of borrowers and local markets
- Excellent cooperation of Liberty's management team
- $387 million of loans were reviewed (47% of outstanding balances)
- 100% of OREO balances were reviewed

Proven Acquirer and Integrator



First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Savers Savings Bank of Arkansas
September 20, 1991
Financial Centers: 2
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
American Bancshares of Arkansas, Inc.
December 9, 1998
AmericanStateBank
Lincoln Bankshares Inc.
January 19, 1999
Bank of Lincoln
NBC Bank Corp
July 9, 1999
NBC
National Bank of Commerce
Alliance Bancorporation, Inc.
March 19, 2004
Alliance Bank
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 31, 2005
Financial Centers: 1
Truman Bank
September 14, 2012
Truman Bank
Excel Bank
October 19, 2012
Excel
DeltaTrust
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
First America Savings Bank
December 7, 1990
Financial Centers: 3
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
Dermott State Bank Bancshares, Inc.
August 1, 1995
Dermott State Bank
First Bank of Arkansas
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
August 1, 1997
First Financial Banc Corporation
July 17, 2000
Financial Centers: 8
Heartland Community Bank Bancshares, Inc.
July 19, 2002
Financial Centers: 1
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Southwest Community Bank
May 14, 2010
Southwest Community Bank
Security Savings Bank
Security Savings Bank
October 15, 2010
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank
Nearby & Neighborly
First State

Pro Forma Footprint


SFNC Branches
Liberty Branches

Source: SNL Financial
Note: SFNC pro forma for recent Delta Trust and Community First acquisitions

Summary

- Pro forma total assets of $7.8 billion
- Strategic acquisition that enhances franchise value through filling-in our out-of-state operations
- Accretive to earnings per share while retaining strong capital position
- Integration experience and retention of local management assures low execution risk
- IRRs significantly in excess of cost of capital
- Near-term focus on integrating recent acquisitions

Simmons First National Corporation

NASDAQ-GS: SFNC

Acquisition of Liberty Bancshares, Inc.

May 28, 2014

LIBERTY BANCSHARES, INC